Exhibit 10(ii)

GUARANTY AND SURETYSHIP AGREEMENT

THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty") is made as of this 19th day of July, 2019, by Kiki L. Courtelis, as Trustee of the Investment Trust created under the Alec P. Courtelis Declaration of Trust dated April 8, 1994 (the “Courtelis Trust”), W. DOUGLAS PITTS (“Pitts”; the Courtelis Trust and Pitts, collectively, the “Courtelis Guarantor”), an individual, with an address at 703 Waterford Way, Ste. 800, Miami, Florida 33126, CSG GROUP, LLC, a Florida limited liability company (the “CSG Guarantor”), with an address at 2600 Golden Gate Parkway, Naples, Florida 34104, J.I. KISLAK, INC., a New Jersey corporation (the “Kislak Guarantor”) with an address at 7900 Miami Lakes Dr. West, Attn: Corp. Tax Dept., Miami Lakes, Florida 33016, HMG/COURTLAND PROPERTIES, INC. (the “HMG/Courtland Guarantor”), a Delaware corporation with an address at 1870 S. Bayshore Drive, Coconut Grove, Florida 33133 (each a “Guarantor” and collectively, "Guarantors"), for the benefit of PNC BANK, NATIONAL ASSOCIATION (the "Lender"), with an address at 2255 Glades Road, Suite 140W, Boca Raton, Florida 33431, in consideration of the extension of credit by Lender to MURANO AT THREE OAKS ASSOCIATES, LLC, a Florida limited liability company (the "Borrower"), and other good and valuable consideration, the receipt and sufficiency of which are acknowledged.

1.            Definitions. The defined terms below shall have the following meanings when used in this Guaranty. Capitalized terms used and not otherwise defined in this Guaranty have the meanings given to such terms in the Loan Agreement (defined below).

(a)         "Annual Statements" means as defined in Section 4(g).

(b)         "Bankruptcy Code" means Title 11 U.S.C. § 101 et seq., as the same may now or hereafter be amended, re-enacted, or codified.

(c)         "Carrying Cost Obligations" means all Impositions, premiums for insurance, Operating Expenses, leasing commissions, and interest on security deposits owed to tenants under Leases executed in connection with the Improvements.

(d)         "Carveout Obligations" means any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including reasonable attorneys' fees and costs reasonably incurred) arising out of or in connection with the occurrence of any Carveout Event and interest at the Default Rate thereon.

(e)         "Carveout Event" means the occurrence of any of the following events:

(i)         Borrower, Guarantor, or any Affiliate or Borrower or Guarantor, or any of their respective agents or representatives, misappropriates or misapplies any (A) Rents, or (B) insurance proceeds, or (C) awards or other amounts received in connection with the condemnation of all or a portion of the Project;

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(ii)        Borrower's failure to pay Taxes during the term of the Loan when the same become due and payable in accordance with the terms of the Loan Agreement, except to the extent that such Taxes are then held in escrow by Lender;

(iii)       During the term of the Loan, Borrower's failure to (A) obtain and maintain insurance in accordance with Section 4.5 of the Loan Agreement, (B) pay insurance premiums when the same become due and payable, in accordance with the terms of this Guaranty, except to the extent that such premium amounts are then held in escrow by Lender; or (C) pay the deductible amount of any insurance policy;

(iv)       Borrower's failure to pay charges for labor or materials or other charges that can create Liens on the Project in connection with work on the Project made by or on Borrower’s behalf, and which are not bonded over by Borrower pursuant to the requirements of the Loan Agreement;

(v)        Borrower's or Guarantor's failure to comply with Section 4.30 [Anti-Money Laundering/International Trade Law Compliance] of the Loan Agreement;

(vi)       any act of intentional material physical waste with respect to the Project by Borrower, Guarantor, any Affiliate of any of the foregoing or any of their respective agents or representatives;

(vii)      any fees or commissions being paid by Borrower to Guarantor or any Affiliate of Borrower, or Guarantor in violation of the terms of this Guaranty, the Note, the Mortgage or the other Loan Documents;

(viii)     the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity Agreement; or

(ix)       Borrower's failure to pay any reasonable actual third-party cost or expense of Lender in connection with the enforcement of its rights and remedies under this Guaranty.

(f)         "Expense Obligations" means all costs and expenses of any kind which Lender may at any time pay or incur in attempting to collect, compromise or enforce in any respect the Loan Documents or this Guaranty including, without limitation, all reasonable attorneys' fees, court costs, and other legal expenses, whether or not suit is ever filed, and whether or not in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving any Loan Party, together with interest at the Default Rate on any such payment from the date thereof until repayment to the Lender in full.

(g)         "Event of Default" means as defined in Section 7.

(h)         "First Reduction Conditions" means satisfaction of the following conditions:

(i)         no Event of Default has occurred and is continuing;

(ii)        Completion of Construction has occurred; and

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(iii)        the Project has achieved a Debt Service Coverage Ratio of not less than 1.25 to 1.00 for two (2) consecutive fiscal quarters;

(i)         "First Reduction Date" means the date on which Lender determines in its reasonable discretion (in response to a written request by Guarantor for such determination) that the First Reduction Conditions have been satisfied.

(j)         "Guaranteed Obligations" means as defined in Section 2.

(k)         "Guarantor Claims" means all debts and liabilities of Borrower to any Guarantor, or by and among Guarantors, if more than one, together with interest thereon, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether such obligations of Borrower or Guarantors thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person in whose favor such debts and liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be created. Guarantor Claims include without limitation all rights and claims of any Guarantor against Borrower arising as a result of subrogation or otherwise, or against any other Guarantor if more than as a result of contribution or otherwise, resulting from Guarantor's payment of all or any portion of the Guaranteed Obligations.

(l)         "Historical Statements" means as defined in Section 4(g).

(m)        "Indemnified Parties" means as defined in Section 22.

(n)         "Interest Obligations" means all interest due or to become due under the Note and Loan Agreement including, without limitation, interest at the Default Rate, if applicable, and any changes to the rate or method of calculation in interest permitted by the Loan Documents or otherwise consented to by Borrower.

(o)         "Interim Statements" means as defined in Section 4(g).

(p)         "Lien" shall mean any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract.

(q)         "Loan Agreement" means that certain Construction and Mini Perm Loan Agreement by and among Lender, Borrower and Guarantors dated of even date herewith, as the same may from time to time be amended, modified, replaced, restated, extended, renewed, refinanced and/or supplemented.

(r)         "Loan Document Obligations" means all sums and fees now or hereafter to be paid by Borrower under the Loan Documents, other than Principal Obligations, Interest Obligations, Carrying Cost Obligations, and, including, without limitation, PNC-Provided Interest Rate Hedge Liabilities and the obligations of the Borrower with respect to the payment of any fees and increased costs due under the Loan Agreement and other Loan Documents.

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(s)         "Operating Expenses" means the expenses actually and reasonably incurred by Borrower with respect to the ownership, operation, leasing and occupancy of the Project in the normal course of business, determined on the basis of sound cash basis accounting practices applied on a consistent basis.

(t)         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body or other entity.

(u)         "Principal Amount" means (i) at all times prior to the First Reduction Date, 30% of the Principal Obligations (it being understood that the Courtelis Guarantor shall collectively be responsible for 7.5% of the Principal Obligations, the CSG Guarantor shall be responsible for 7.5% of the Principal Obligations, the Kislak Guarantor shall be responsible for 7.5% of the Principal Obligations, and the HMG/Courtland Guarantor shall be responsible for 7.5% of the Principal Obligations, with all of the foregoing Principal Obligations being several among the Guarantors), (ii) at all times after the First Reduction Date, 15% of the Principal Obligations (it being understood that the Courtelis Guarantor shall collectively be responsible for 3.75% of the Principal Obligations, the CSG Guarantor shall be responsible for 3.75% of the Principal Obligations, the Kislak Guarantor shall be responsible for 3.75% of the Principal Obligations, and the HMG/Courtland Guarantor shall be responsible for 3.75% of the Principal Obligations, with all of the foregoing Principal Obligations being several among the Guarantors), and (iii) at all times after the Second Reduction Date, 0% of the Principal Obligations.

(v)         "Principal Obligations" means (i) prior to Completion of Construction, the maximum principal commitment under the Loan; or (ii) after Completion of Construction and all commitments to fund Loan Proceeds under the Loan Agreement have been terminated, so much of the principal balance of the Loan that is then outstanding when the calculation of “Principal Obligations” is required to be made from time to time in the context of this Guaranty.

(w)         "Recourse Event" means the occurrence of any of the following events:

(i)        Borrower violates or breaches any of the terms and conditions of Sections 5.1 of the Loan Agreement; or

(ii)       Borrower fails to obtain Lender’s prior written consent, to any subordinate financing or other voluntary lien encumbering the Project (except as permitted in the Loan Documents);

(iii)      (A) Borrower files a voluntary petition under the Bankruptcy Code or any other Debtor Relief Laws, (B) an Affiliate, officer, director, or representative which controls Borrower directly or indirectly, files, or joins in the filing of, an involuntary petition against Borrower or under the Bankruptcy Code or any other Debtor Relief Laws, or solicits or causes to be solicited, or otherwise colludes with, petitioning creditors for any involuntary petition against Borrower from any Person, (C) Borrower files an answer not otherwise required by law consenting to, or otherwise acquiescing in, or joining in, any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Debtor Relief Laws, or solicits or causes to be solicited, or otherwise colludes with, petitioning creditors for any involuntary petition from any Person, (D) any Affiliate, officer, director, or representative which controls Borrower consents to, or acquiesces in, or joins in, an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or the Project except in the case of any such application filed by Lender, (E) Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due, (F) there is a substantive consolidation of any Loan Party with Borrower in connection with any proceeding under the Bankruptcy Code or any other Debtor Relief Laws, (G) any Loan Party contests or opposes any motion made by Lender to obtain relief from the automatic stay or seeking to reinstate the automatic stay in the event of any proceeding under the Bankruptcy Code or any other Debtor Relief Laws involving Guarantor or its subsidiaries, and (H) in the event Lender receives less than the full value of its claim in any proceeding under the Bankruptcy Code or any other Debtor Relief Laws, Guarantor or any of its Affiliates receives equity interest or other financial benefit of any kind as a result of a "new value" plan or equity contribution; or

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(iv)       Borrower, Guarantor, or any Affiliate of Borrower, or Guarantor contests, delays, interferes with or frustrates, or fails to cooperate with Lender's exercise of remedies provided under the Loan Documents after the occurrence of an Event of Default (except to the extent that a court of competent jurisdiction makes a final determination that Borrower, Guarantor or any Affiliate of Borrower, or Guarantor had a valid legal basis for any such action); or

(v)       Borrower, Guarantor, any Affiliate of any of the foregoing, or any of their respective agents or representatives, engages in any action constituting fraud, intentional misrepresentation or willful misconduct in connection with the Obligations or the Project.

(x)         "Second Reduction Conditions" means satisfaction of the following conditions:

(i)         no Event of Default has occurred and is continuing;

(ii)        intentionally deleted;

(iii)       the Project has achieved a Debt Service Coverage Ratio of not less than 1.35 to 1.00 for two (2) consecutive fiscal quarters; and

(iv)       the outstanding principal balance of the Loan shall not exceed sixty percent (60%) of the Appraised Value As Is of the Project, as determined by, at Lender’s election, a new or updated Appraisal of the Project which shall be engaged by Lender at Borrower’s expense.

2.            Guaranteed Obligations.

(a)          Guarantor unconditionally guarantees, as a primary obligor, and becomes surety for the prompt payment and performance of (i) all Interest Obligations, (ii) all Loan Document Obligations, (iii) all Expense Obligations, (iv) the Carrying Cost Obligations, (v) the Principal Amount, (vi) interest on each of the foregoing including, if applicable, interest at the Default Rate; provided, however, that (vii) following the occurrence of a Carveout Event, Guarantor's liability under this Guaranty shall also include all Carveout Obligations, and (viii) following the occurrence of a Recourse Event, Guarantor's liability under this Guaranty shall include all Obligations of Borrower for which Borrower is, or shall become, personally liable pursuant to the Loan Agreement and the other Loan Documents (collectively, the "Guaranteed Obligations").

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(b)         Upon the occurrence of an Event of Default, Guarantor will pay the Guaranteed Obligations to Lender upon demand. Until the Obligations are indefeasibly paid in full, all other obligations hereunder have been performed and discharged, and all commitments to lend under the Loan Agreement (the “Commitment”) have terminated or expired, the Guaranteed Obligations will not be reduced in any manner whatsoever by any amounts which Lender realizes before or after maturity of the Obligations, by acceleration or otherwise, as a result of payments made by or on behalf of Borrower or by or on behalf of any other person or entity primarily or secondarily liable for the Obligations or any part thereof (other than direct payments by Guarantor to Lender as described in Section 2(c) below), or otherwise credited to Borrower or such person or entity, or as a result of the exercise of Lender's rights with respect to the Collateral.

(c)         Subject to the Lender's right to apply payments and collateral proceeds received by it in accordance with the Loan Agreement, the Guaranteed Obligations shall only be reduced by payments made directly by the Guarantors to the Lender after acceleration of the Obligations and shall not include any amounts received by Lender from any other party or source or realized as a result of the exercise of the rights in collateral furnished by any other party or source, including, without limitation, the Borrower. In order for a payment to be construed as having been made directly by the Guarantor, the Guarantor shall cause such payment to be delivered in person or by mail, to any Vice President of the Lender's Real Estate Finance Department or by wire with written confirmation to any Vice President of the Lender's Real Estate Finance Department and such payment shall contain a written statement by the Guarantor that such payment applies to the Guaranteed Obligations.

3.            Nature of Guaranty; Waivers.

(a)          This is a guaranty of payment and not of collection, and Lender is not required or obligated, as a condition of Guarantor's liability, to make any demand upon or to pursue any of its rights against Borrower or any other Loan Party.

(b)         This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until the Obligations are indefeasibly paid in full, all other obligations hereunder have been performed and discharged, and all Commitments have terminated or expired. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by (i) any surrender, exchange, acceptance, compromise or release by Lender of any other Person, or any other pledge, guaranty or any security held by it for any of the Obligations; (ii) any failure of Lender to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any Collateral or with respect to any pledge, guaranty or other security given in support of the Obligations; or (iii) any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any guaranty, pledge or security instrument given in support of the Obligations. Guarantor's obligations hereunder will not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim Guarantor may have (directly or indirectly) against Borrower or Lender, except payment or performance of the Obligations. Notwithstanding the foregoing, this Guaranty shall remain in full force and effect for so long as any payment hereunder may be voided, treated as a preference or otherwise set aside in any preceding under any Debtor Relief Law, and nothing herein shall waive any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Obligations or to require that all Collateral shall continue to secure all of the Obligations in accordance with the Loan Documents.

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(c)          To the extent permitted by Law, Guarantor further agrees to make full payment to Lender even if circumstances exist which constitute an equitable discharge of any Guarantor as surety or guarantor. Notice of acceptance of this Guaranty, notice of extensions of credit to Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon Lender's failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are waived. Guarantor waives all defenses based on suretyship or impairment of collateral.

(d)         Lender at any time and from time to time, without notice to or the consent of Guarantor, and without impairing, releasing, discharging or modifying Guarantor's liabilities hereunder, may (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations (in which case, the "Obligations" shall include any such changes); (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any Collateral, to the Obligations in such order, manner and amount as Lender may determine in its sole discretion; (iv) settle, compromise or deal with any other Person, including Borrower or Guarantor, with respect to any Obligations in such manner as Lender deems appropriate in its sole discretion; (v) add, substitute, exchange or release any security, or add, modify or release the obligations of other Loan Parties; or (vi) enter into one or more forbearance agreements or take such actions and exercise such remedies provided by this Guaranty or the other Loan Documents.

(e)          Guarantor's liabilities hereunder are independent of, and severable from, any other liabilities of Guarantor under any separate guaranty or indemnity agreement executed and delivered in connection with the Loan including, without limitation, the Environmental Indemnity Agreement, any other guaranty, pledge, security instrument, or indemnity agreement otherwise given by a Loan Party in support of the Obligations.

4.            Representations and Warranties. Each Guarantor represents and warrants to Lender, as to itself (each Guarantor’s representations and warranties being only as to such Guarantor and not as to any other Guarantor or as to any other matter), as follows:

(a)          Formation; Capacity. Guarantor is a corporation, partnership, limited liability company, or trust, as applicable, duly organized, validly existing and in good standing under the Laws of the state of its jurisdiction of formation. Guarantor has the full power and authority to engage in the business it presently conducts and proposes to conduct.

(b)          Power and Authority. Guarantor has full power and authority to enter into, execute, deliver and carry out this Guaranty and the other Loan Documents to which it is a party, to incur the obligations described in this Guaranty and such other Loan Documents, and to perform its obligations hereunder and thereunder. All such actions have been duly authorized by all necessary proceedings on Guarantor's part.

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(c)          Validity and Binding Effect. This Guaranty and the other Loan Documents to which Guarantor is a party have been duly executed and delivered by Guarantor. This Guaranty and the other Loan Documents to which Guarantor is a party constitute, or will constitute, legal, valid and binding obligations of Guarantor on and after delivery thereof by Guarantor, enforceable against Guarantor in accordance with their respective terms.

(d)          No Conflict. Neither the execution and delivery of this Guaranty nor the other Loan Documents to which Guarantor is a party, nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will (i) conflict with, constitute a default under or result in any breach or violation of (A) the terms and conditions of the Organizational Documents of Guarantor or (B) any approval of an Official Body or under an applicable Law, any material agreement, instrument, order, writ, judgment, injunction or decree to which Guarantor is a party or by which Guarantor is bound or to which it is subject, or (ii) result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of Guarantor.

(e)          No Potential Default or Event of Default; Compliance with Instruments. No event has occurred and is continuing and no condition exists or will exist after giving effect to the Closing Disbursement, Initial Construction Disbursement or Subsequent Disbursements of the Loan under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. Guarantor is not in violation of (i) any term of its Organizational Documents or (ii) any material agreement or instrument to which it is a party or by which it or its properties may be subject or bound.

(f)          No Litigation or Investigations. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Guarantor, threatened against Guarantor at law or in equity before any Official Body which individually or in the aggregate would question the capacity, ability or authority of Guarantor to execute, deliver and perform this Guaranty or the other Loan Documents to which it is a party, or if adversely determined may result in any Material Adverse Effect.

(g)          Financial Statements and Other Information. Guarantor has delivered to Lender copies of Guarantor's fiscal year-end (or calendar year-end, as applicable) financial statements (hereinafter collectively referred to as the "Annual Statements"). In addition, Guarantor has delivered to Lender copies of its interim financial statements for the fiscal year (or calendar year, as applicable) to date and as of the end of its most recent fiscal quarter (or calendar quarter, as applicable) (hereinafter collectively referred to as the "Interim Statements" and hereinafter the Annual Statements and the Interim Statements as well as all other financial reports and information delivered to Lender in connection with the Loan will be collectively referred to as the "Historical Statements"). The Historical Statements are correct, accurate and complete in all material respects and fairly present the financial condition of Guarantor as of their dates and the results of operations for the fiscal periods (or calendar periods, as applicable) then ended, subject (in the case of the Interim Statements) to normal year-end audit adjustments. All other financial data and information given to Lender by or with respect to Guarantor is accurate, correct and complete in all material respects. Guarantor does not have any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of Guarantor which may cause a Material Adverse Effect. Since the most recent Historical Statement, no Material Adverse Effect has occurred.

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(h)          Consents and Financing Statements. All consents, approvals, exemptions, orders or authorizations of, or registrations or filings by or of Guarantor with, any Official Body or any other Person required by any Law or any agreement in connection with the execution, delivery and carrying out of this Guaranty or the other Loan Documents to which Guarantor is a party have been obtained or made on or prior to the Closing Date. Guarantor authorizes Lender to file all financing statements, together with any amendments or modifications thereof which Lender deems necessary or desirable to perfect, under the applicable Uniform Commercial Code, each security interest, if any, given to support any collateral given by Guarantor in support of its obligations under this Guaranty or other Loan Documents to which it is a party.

(i)          Compliance with Laws. Guarantor is in compliance with all applicable Laws in all jurisdictions in which Guarantor is presently or will be doing business, except where such failure to comply with a Law would not result in fines, penalties, costs or similar liabilities or injunctive relief.

(j)          Solvency. Guarantor is Solvent as of the Closing Date and will be Solvent after giving effect to the transactions and obligations of Guarantor under this Guaranty and the other Loan Documents, the security interests granted by Guarantor, if any, and the payment of all fees, costs, expenses and the like related thereto.

(k)          Full Disclosure. To Guarantor’s knowledge, no report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information, pro forma financial information and information of a general economic or industry nature) to Lender in connection with the transactions contemplated hereby and the negotiation of this Guaranty or any other Loan Document to which Guarantor is a party (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to projected financial information and pro forma financial information, the Guaranty represents that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

(l)          Investment Companies; Regulated Entities. Guarantor is not an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and will not become such an "investment company" or under such "control." Guarantor is not subject to any other federal, local or state statute, rule or regulation limiting Guarantor's ability to incur any indebtedness for borrowed money.

(m)        Anti-Money Laundering/International Trade Law Compliance. No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

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The representations and warranties contained in this Section 4 are made separately by each Guarantor solely as to such Guarantor, and not as to any other Guarantor.

5.            Covenants. Each Guarantor hereby covenants and agrees that until the Obligations have been indefeasibly paid in full, all other obligations hereunder have been performed and discharged, and all Commitments have terminated or expired, each Guarantor will comply at all times with the following affirmative covenants:

(a)          Preservation of Existence. Guarantor will maintain its legal existence (and no change is permitted thereto) as a corporation, limited partnership, limited liability company, or trust and its licenses or qualifications and good standings in the jurisdictions of its formation. If Guarantor is a partnership, Guarantor will not add, remove or substitute any general partner without the prior written consent of Lender.

(b)          Compliance With Laws. Guarantor will comply with applicable Laws, provided that it is not a violation of this Section 5(b) so long as failure to comply with a Law would not result in fines, penalties, costs or other similar liabilities or injunctive relief.

(c)          Keeping of Records and Books of Account. Guarantor will maintain and keep proper records and books of account which enable Guarantor to issue financial statements and reports on a tax basis (or as to HMG/Courtland Guarantor, pursuant to GAAP or as otherwise required by an Official Body) or as otherwise required by applicable laws of any Official Body having jurisdiction over Guarantor in accordance with Section 5(g) of this Guaranty, and in which full, true and correct entries will be made in all material respects of all its dealings and business and financial affairs.

(d)          Inspection Rights. Guarantor will permit any of the officers or authorized employees or representatives of Lender to examine, make excerpts from and audit its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as Lender may reasonably request. Guarantor will furnish Lender with convenient facilities for such inspections and audits.

(e)          Organizational Covenants.

(i)       Guarantor will not materially amend or modify, or permit the material amendment or modification of, any provision of Guarantor's Organizational Documents without obtaining the prior written consent of Lender. The foregoing shall not apply to HMG/Courtland Guarantor to the extent HMG/Courtland Guarantor’s stock is listed on the New York Stock Exchange or other nationally recognized stock exchange.

(ii)       Guarantor will not cause or permit sales, pledges, encumbrances, conveyances, transfers or assignments of interests in Guarantor (whether owned directly or through other entities) without obtaining the prior written consent of Lender; provided, however, the Guarantor shall be permitted to make the following transfers (each, a “Transfer”):

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(A) so long as there is not a change of control of the management and day to day control of each of the Guarantors, the direct and indirect ownership interests in the Guarantors may be transferred without Lender consent in connection with the estate planning of such transferor to (1) an Immediate Family Member of such interest holder (or to partnerships or limited liability companies controlled solely by one or more of such family members) or (2) a trust established for the benefit of such immediate family member. “Immediate Family Member” shall mean a sibling, family trust, parent, spouse, child (or step-child), grandchild or other lineal descent of the interest holder;  and

(B) up to 49% of the ownership interests of any Guarantor, whether direct or indirect, to unaffiliated third parties, so long as there is not a change in control of the management and day to day operations of any Guarantors, and if there is a transfer of more than 15% of such ownership interests, Lender has approved in advance of such transfer such “know your customer” and related compliance requirements in connection with such proposed transfer.

The foregoing shall not apply to HMG/Courtland Guarantor to the extent HMG/Courtland Guarantor’s stock is listed on the New York Stock Exchange or other nationally recognized stock exchange.

(iii)       the publicly traded shares of HMG/Courtland Guarantor may be transferred provided such stock is listed on the New York Stock Exchange or other nationally recognized stock exchange; and

(iv)       Guarantor will not dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation (unless in the event the Guarantor is the surviving party), or, except for HMG/Courtland Guarantor and Kislak Guarantor, acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person.

(f)          Further Assurances. Guarantor will, from time to time, at its expense, faithfully preserve and protect Lender's interests in this Guaranty or any other Loan Documents to which Guarantor is a party, and will take such other action as Lender in its sole discretion may deem to be necessary or advisable from time to time in order to preserve and protect its interests under this Guaranty or any other Loan Documents to which Guarantor is a party, to exercise and enforce Lender's rights and remedies hereunder, and to carry out the terms of this Guaranty or any other Loan Documents to which Guarantor is a party.

(g)          Anti-Money Laundering/International Trade Law Compliance. No Covered Entity will become a Sanctioned Person. No Covered Entity, either in its own right or through any third party, will (a) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (c) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (d) use the Advances to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. The funds used to repay the Obligations will not be derived from any unlawful activity. Each Covered Entity shall comply with all Anti-Terrorism Laws. The Borrowers shall promptly notify the Lender in writing upon the occurrence of a Reportable Compliance Event.

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(h)         Additional Covenants. Guarantor further covenants and agrees to comply with any additional covenants or obligations of Guarantor which may be provided by the express terms of any of the other Loan Documents.

(i)          Financial Reports. Guarantor will furnish or cause to be furnished the financial reports and information listed on and within the time frame specified on Exhibit 7.2(A) of the Loan Agreement.

(j)          Financial Covenants. Guarantor shall remain in compliance with all financial covenants as required by Section 4.28 of the Loan Agreement, as such financial covenants relate to the applicable Guarantor.

The covenants contained in this Section 5 are made separately by each Guarantor solely as to such Guarantor, and not as to any other Guarantor.

6.            Repayments or Recovery from Lender. If any demand is made at any time upon Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, Guarantor will be and remain liable hereunder, and the Guaranteed Obligations will continue to include, the amount so repaid or recovered to the same extent as if such amount had never been received originally by Lender. The provisions of this section will remain effective notwithstanding any contrary action which may have been taken by Guarantor in reliance upon such payment, and any such contrary action will be without prejudice to Lender's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

7.            Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under any Debtor Relief Law will affect, modify, limit or discharge Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Borrower that may result from any such proceeding.

8.            Events of Default. The occurrence of any of the following will be an "Event of Default" under this Guaranty: (a) any material breach by Guarantor of its representations and warranties, or default of its covenants and obligations, under this Guaranty, (b) the occurrence of an Event of Default (as defined in any of the Loan Documents), or (c) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default, (d) upon demand by Lender, Guarantor will immediately pay to Lender the Guaranteed Obligations; and/or (e) upon demand by Lender, Guarantor will immediately deposit with Lender, in U.S. dollars, the Guaranteed Obligations, and Lender may at any time use such funds to repay the Obligations; and/or (f) Lender in its sole discretion may exercise with respect to any Collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; and/or (g) Lender in its sole discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

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9.            Right of Setoff. In addition to all liens upon and rights of setoff against Guarantor's money, securities or other property given to Lender by law, Lender will have, with respect to the Guaranteed Obligations, rights of setoff described in Section 10.2(a)(ii) of the Loan Agreement.

10.          Guarantor Claims.

(a)          Until the Obligations are indefeasibly paid in full, all other obligations hereunder have been performed and discharged, and all Commitments have terminated or expired, each Guarantor agrees not to accept any payment or satisfaction of any Guarantor Claims and hereby assigns all such Guarantor Claims to Lender, including the right (but not the obligation) to file proof of claim and to vote in any action under any Debtor Relief Law, including the right to vote on any plan of reorganization, liquidation or other proposal for debt adjustment under any Debtor Relief Law.

(b)          Guarantor agrees that no payment by it under this Guaranty will give rise to (i) any rights of subrogation against Borrower or the Collateral for the Obligations, or (ii) any rights of contribution against any other Person, in each case unless and until Lender has received full and indefeasible payment and performance of the Obligations. If the deferral of such rights will be unenforceable for any reason, Guarantor agrees that (iii) its rights of subrogation will be junior and subordinate to Lender's rights against Borrower, any other guarantor, and the Collateral for the Obligations, and (iv) its rights of contribution against any other Person will be junior and subordinate to the rights against any other Person of Lender.

(c)          Any Guarantor Claim will be and hereby is deferred, postponed and subordinated to the prior payment in full of the Obligations. Guarantor agrees that should Guarantor receive any funds, payment, claim, distribution, satisfaction or security for any Guarantor Claim, the same will be delivered to Lender in the form received (endorsed or assigned as may be appropriate) for application on account of, or as security for, the Obligations and until so delivered to Lender, will be held in trust for Lender as security for the Obligations, and agrees that it will have absolutely no dominion over the amount of such funds, payments, claim, distribution, satisfaction or security except to pay or deliver the same to Lender, and Guarantor covenants to promptly pay or deliver the same to Lender.

(d)          Guarantor agrees that it will have no liens or security interests upon a Loan Party's assets to secure any Guarantor Claim and, to the extent that any such lien or security interest in Guarantor's assets exists or will hereafter be created or attach for any reason, such liens and security interests are and will remain inferior and subordinate to the liens and security interests of Lender securing the Obligations. Without the prior written consent of the Lender, Guarantor will not (i) exercise or enforce any creditor's rights it may have against any Loan Party, or (ii) foreclose, repossess, sequester or otherwise take steps to institute any action or proceedings to enforce any liens or security interests on any asset of any Loan Party.

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(e)          In the event of any bankruptcy action or proceeding under any Debtor Relief Law involving Guarantor as debtor, Lender will have the right to prove its claim in any such action or proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should the Lender receive, for application against the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor and which will constitute a credit against the Guarantor Claims, then upon full payment and satisfaction of the Guaranteed Obligations, Guarantor will be subrogated to the rights of Lender to the extent that such payments with respect to any such Guarantor Claim have contributed toward the liquidation of all the obligations under this Guaranty, and such subrogation will be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon such Guarantor Claim.

11.          Actions by Guarantor Against Borrower. Guarantor covenants and agrees that it will not at any time institute or join in the institution of any action or proceeding against Borrower under any Debtor Relief Law. Upon the commencement of any such action or proceeding by or against Borrower, Guarantor not shall seek or cause Borrower to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other Debtor Relief Law, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights against Borrower, any other guarantor or the Collateral.

12.          Intentionally Deleted.

13.          Notices. All notices, demands, requests, consents, approvals and other communications required or permitted will be given in accordance with the notice provisions of the Loan Agreement.

14.          Preservation of Rights. No course of dealing and no delay or failure of Lender in exercising any right, power, remedy or privilege under this Guaranty or any other Loan Document will affect any other or future exercise thereof or operate as a waiver thereof, nor will any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of Lender under this Guaranty and any other Loan Documents are cumulative and not exclusive of any rights or remedies which it would otherwise have. Lender may proceed in any order against any Loan Party or any other obligor of, or any collateral securing, the Obligations.

15.          Severability.  The provisions of this Guaranty are intended to be severable. If any provision of this Guaranty is held invalid or unenforceable in whole or in part in any jurisdiction such provision will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

16.          Changes in Writing. No modification, amendment or waiver of, or consent to any departure by Guarantor from, any provision of this Guaranty will be effective unless made pursuant to Section 11.1 of the Loan Agreement. No notice to or demand on Guarantor will entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.

17.          Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between Guarantor and Lender with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other Guaranty or Loan Documents to which Guarantor is a party.

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18.          Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of Guarantor and Lender and their respective heirs, executors, administrators, personal representatives, successors and assigns; provided, however, that Guarantor may not assign this Guaranty in whole or in part without Lender's prior written consent. The death or disability of any natural person who is a Guarantor shall in no way impair or affect this Guaranty, either with respect to the estate of the person so dying, which shall continue to be bound, or otherwise. Guarantor acknowledges and agrees that the obligations and liabilities of Guarantor under this Guaranty shall not be affected in any way by any transfer of interests in Borrower, even though the Lender may have consented to such transfer pursuant to the provisions of the Loan Agreement or otherwise. Any other attempted assignment or transfer by any party hereto is null and void.

19.          Treatment of Certain Information. Guarantor agrees that Information concerning Guarantor may be disclosed (a) to any Affiliates and Related Parties of Lender, provided that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential; (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority); (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other Loan Party; (e) in connection with the exercise of any remedies under this Guaranty or any other Loan Document or any action or proceeding relating to this Guaranty or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights and obligations under this Guaranty; (g) on a confidential basis to (i) any rating agency in connection with rating Borrower, Guarantor, any other Loan Parties, or their Affiliates, or the Loan or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loan; (h) with the consent of Guarantor, any other Loan Party or their Affiliates whose consent is required; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to Lender or any of its Affiliates on a not confidential basis from a source other than Guarantor, the other Loan Parties or their Affiliates. Any Person required to maintain the confidentiality of Information as provided by applicable provisions of the Loan Agreement or this Guaranty is considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain confidentiality as such Person could accord to its own confidential information.

20.          Joint and Several Liability. Except as otherwise set forth above with respect to the several nature of the Principal Amount guaranteed obligations, Guarantor, if more than one, acknowledges and agrees that all other obligations of the Guarantor hereunder shall be joint and several, and all references to the Guarantor herein shall be deemed to refer to each of such parties comprising the Guarantor both individually and collectively with the other such parties.

21.          Interpretation. In this Guaranty, unless Guarantor and Lender otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" will be deemed to include "and/or", the words "including", "includes" and "include" will be deemed to be followed by the words "without limitation", references to articles, sections (or subdivisions of sections) or exhibits are to those of this Guaranty; and references to agreements and other contractual instruments will be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Guaranty or the other Loan Documents. Section headings in this Guaranty are included for convenience of reference only and do not constitute a part of this Guaranty for any other purpose.

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22.          Indemnity.  Guarantor agrees to indemnify Lender, each legal entity, if any, who controls, is controlled by or is under common control with Lender and each of their respective directors, officers, employees and agents (collectively, the "Indemnified Parties"), and to defend and hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Guarantor), in connection with or arising out of the matters referred to in this Guaranty or in the other Loan Documents, except as otherwise provided under this Guaranty; provided, however, that the foregoing indemnity will not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. Lender may participate in the defense of any such action or claim. The provisions of this Section will survive the termination, satisfaction or release of this Guaranty, the foreclosure of the Mortgage or other liens upon any Collateral, the delivery of a deed in lieu of foreclosure, payment of all or any Note or portion of the Loan and assignment of any rights hereunder.

23.          Equal Credit Opportunity Act. If Guarantor is not an "applicant for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 ("ECOA"), Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

24.          Authorization to Obtain Credit Reports. By signing below, each Guarantor who is an individual provides written authorization to Lender or its designee (and any assignee or potential assignee) to obtain Guarantor's personal credit profile from one or more national credit bureaus. Such authorization will extend to obtaining a credit profile in considering this Guaranty and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

25.          GOVERNING LAW; JURISDICTION; ETC.

(A)       GOVERNING LAW. THIS GUARANTY AND ANY CLAIMS, CONTROVERSIES, DISPUTES OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

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(B)       JURISDICTION. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, CONTRACT, TORT OR OTHERWISE, AGAINST LENDER OR ANY RELATED PARTY OF LENDER, IN ANY WAY RELATING TO THIS GUARANTOR, ANY LOAN DOCUMENT OR TRANSACTIONS RELATED TO ANY LOAN DOCUMENT, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF FLORIDA SITTING IN LEE COUNTY, OR OF THE UNITED STATES DISTRICT COURT OF THE MIDDLE DISTRICT OF FLORIDA, AND ANY APPELLATE COURT FROM ANY THEREOF. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FLORIDA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING IS CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN ANY LOAN DOCUMENT AFFECTS ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST GUARANTOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(C)       WAIVER OF VENUE. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION. GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(D)       SERVICE OF PROCESS. GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR IN THE LOAN AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF GUARANTOR OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

26.          Waiver of Jury Trial. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON COULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) IF MORE THAN ONE GUARANTOR IS A PARTY, GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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27.          Duplicate Originals; Counterparts. This Guaranty may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Guaranty (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Guaranty even though all signatures do not appear on the same page. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE 1 OF 6 – GUARANTY AND SURETYSHIP AGREEMENT]

Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound.

GUARANTOR:

/S/ Kiki L. Courtelis
Kiki L. Courtelis, as Trustee of the Investment Trust created under the Alec P. Courtelis Declaration of Trust dated April 8, 1994

GUARANTOR ACKNOWLEDGMENT

STATE OF ______________          )

)SS:

COUNTY OF ____________          )

The foregoing instrument was acknowledged before me this 19th day of July, 2019, Kiki L. Courtelis, as Trustee of the Investment Trust created under the Alec P. Courtelis Declaration of Trust dated April 8, 1994, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

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[SIGNATURE PAGE 2 OF 6 – GUARANTY AND SURETYSHIP AGREEMENT]

GUARANTOR:

/S/ W. Douglas Pitts (Seal)
W. DOUGLAS PITTS

guarantor ACKNOWLEDGMENT

STATE OF ______________          )

)SS:

COUNTY OF ____________          )

The foregoing instrument was acknowledged before me this19th day of July, 2019, by W. DOUGLAS PITTS, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

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[SIGNATURE PAGE 3 OF 6 – GUARANTY AND SURETYSHIP AGREEMENT]

GUARANTOR:

CSG GROUP, LLC, a Florida limited liability company

By: BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, its Manager

By:	/S/ Brian Goguen
Brian Goguen, Chief Operating Officer

By:	/S/ Bradley A. Boaz
Bradley A. Boaz, Chief Financial Officer

GUARANTOR ACKNOWLEDGMENT

STATE OF ______________          )

)SS:

COUNTY OF ____________          )

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Brian Goguen, as Chief Operating Officer of BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, the Manager of CSG GROUP, LLC, a Florida limited liability company, on behalf of the company, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

21

[SIGNATURE PAGE 4 OF 6 – GUARANTY AND SURETYSHIP AGREEMENT]

STATE OF ______________          )

)SS:

COUNTY OF ____________          )

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Bradley A. Boaz, as Chief Financial Officer of BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, the Manager of CSG GROUP, LLC, a Florida limited liability company, on behalf of the company, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

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[SIGNATURE PAGE 5 OF 6 – GUARANTY AND SURETYSHIP AGREEMENT]

GUARANTOR:

J.I. KISLAK, INC., a New Jersey corporation

By:	/S/ Thomas Bartelmo	(Seal)
Name:	Thomas Bartelmo
Title:	President

GUARANTOR ACKNOWLEDGMENT

STATE OF ______________          )

)SS:

COUNTY OF ____________          )

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Thomas Bartelmo, as President of J.I. KISLAK, INC., a New Jersey corporation, on behalf of the corporation, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

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[SIGNATURE PAGE 6 OF 6 – GUARANTY AND SURETYSHIP AGREEMENT]

GUARANTOR:

HMG/COURTLAND PROPERTIES, INC., a Delaware corporation

By:	/S/ Maurice Wiener	(Seal)
Name:	Maurice Wiener
Title:	President

GUARANTOR ACKNOWLEDGMENT

STATE OF ______________          )

)SS:

COUNTY OF ____________          )

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Maurice Wiener, as President of HMG/COURTLAND PROPERTIES, INC., a Delaware corporation, on behalf of the corporation, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

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